UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2014

CIRCOR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-14962	04-3477276
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification No.)

30 CORPORATE DRIVE, SUITE 200
BURLINGTON, MASSACHUSETTS 01803-4238
(Address of principal executive offices) (Zip Code)

(781) 270-1200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
On October 31, 2013 the Company announced a change from three reportable segments to two reportable segments beginning in the fourth quarter of 2013. The Company is today releasing and posting on its website, www.CIRCOR.com, supplemental information to previously issued summary financial information by reportable segment for each of the prior quarterly reporting periods from the first quarter of 2011 through the third quarter of 2013, as set forth in Exhibit 99.1 attached hereto, to reflect the impact of the segment realignment. The segment realignment had no effect on the Company's previously reported net income, financial condition or cash flows.
The information in this Item 2.02 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Item 7.01    Regulation FD Disclosure
The Company issued a press release on January 23, 2014 regarding supplemental financial information related to the realignment of its segments. The release also announces the date for our fourth quarter and year-end 2013 financial results. A copy of the press release is furnished with this Report as Exhibit 99.2. The information in this Item 7.01 and Exhibit 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
In the attached Exhibit 99.1, the Company uses the following non-GAAP financial measures: adjusted operating income and adjusted operating margin. Adjusted operating income (defined as operating income, excluding the impact of Leslie asbestos and bankruptcy charges/recoveries, inventory restructuring, impairment and special charges/recoveries) and adjusted operating margin (defined as operating income, excluding the impact of Leslie asbestos and bankruptcy charges/recoveries, inventory restructuring, impairment and special charges/recoveries divided by revenue) are provided because management believes these measurements are useful for investors and financial institutions to analyze and compare companies on the basis of operating performance. A reconciliation of adjusted operating income and adjusted operating margin to the most directly comparable GAAP financial measure is provided in the tables within Exhibit 99.1 titled "Summary Report by Segment."
Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Summary Report by Segment Information Dated January 23, 2014
99.2	Press Release dated January 23, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2014            CIRCOR INTERNATIONAL, INC.

/s/ Rajeev Bhalla
By:     Rajeev Bhalla

Title:	Executive Vice President and Chief Financial Officer